UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2022

Verde Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55276	32-0457838
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Block B-5, 20/F, Great Smart Tower, 230 Wanchai Rd, Wanchai, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code (852) 21521223

_______________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Introductory Note

We are filing this Current Report on Form 8-K/A to update Item 1.01 of the Report regarding the Sale and Purchase of Assets Agreement (the “SPA Agreement”) to purchase a factory site from a Malaysia company Segama Ventures Sdn Bhd (“Segama Ventures”) which was originally filed on Form 8-K to SEC on June 16, 2021.

Item 1.01 Entry into a Material Definitive Agreement

On March 2, 2022 Verde Resources, Inc. (the “Company”), through its wholly-owned subsidiary Gold Billion Global Limited (“GBL”), a company incorporated under the laws of the British Virgin Islands, entered into a Commercial Lease Agreement and Option to Purchase (“Lease Agreement”) for renting the factory site, referenced below, from Segama Ventures for a lease term of seven (7) years (“Lease Term”) at a monthly rental of Malaysia Ringgit MYR 36,000. The rental for the entire Lease Term amounts to the sum of Malaysia Ringgit MYR 3,024,000 (the “Lease Payment”) which shall be paid in advance upon commencement of the Lease Agreement together with a payment of security deposit for the sum of Malaysia Ringgit MYR 336,000 (the “Security Payment”). The Lease Agreement provides GBL with an exclusive right and option to purchase the factory site together with all its right title and interest for a consideration of Malaysia Ringgit MYR 8,000,000 (the “Purchase Price”) or subject to a valuation report on the factory site by a Malaysian registered property valuer at any time during the period of two years from the date of the Lease Agreement. The Lease Payment and Security Payment shall be applied toward the Purchase Price upon GBL exercising the option to purchase.

Item 1.02 Termination of a Material Definitive Agreement

On June 11, 2021, Verde Resources, Inc. (the “Company”), through its wholly-owned subsidiary Gold Billion Global Limited (“GBL”), a company incorporated under the laws of the British Virgin Islands, entered into a Sale and Purchase of Assets Agreement (the “SPA Agreement”) to purchase a factory site from a Malaysia company Segama Ventures Sdn Bhd (“Segama Ventures”) in order to expand the Company’s biofraction plant in Malaysia.

On March 2, 2022, the Company, through its wholly-owned subsidiary GBL, entered into a Cancellation of Sale and Purchase of Assets Agreement (“Cancellation Agreement”) for the cancellation of the SPA Agreement to purchase the factory site from Segama Ventures.

The down payment issued to Segama Ventures, amounting to US$800,000.00 shall be refunded to the Company by Segama Ventures within one (1) month from the date of the Cancellation Agreement.

Item 9.01 Financial Statements and Exhibits

The Commercial Lease Agreement and Option to Purchase (“Lease Agreement”) and the Cancellation of Sale and Purchase of Assets Agreement (“Cancellation Agreement”) are attached hereto as Exhibit 10.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDE RESOURCES, INC.

/s/ Balakrishnan B S Muthu
Balakrishnan B S Muthu
President, and Director

Date: March 3, 2022

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